SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 April 2, 2004
                                 -------------
               Date of report (Date of earliest event reported)


                           ISLAND INVESTMENTS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                ----------------------------------------------
                (State or other jurisdiction of incorporation)

            000-49978                                  pending
    ---------------------------            ---------------------------------
     (Commission File Number)              (IRS Employer Identification No.)

            P.O. Box 1947, Noosa Heads, Queensland 4567, Australia
        ---------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)

                               (61-7) 5474-0492
                               ----------------
             (Registrant's Telephone Number, Including Area Code)

                           Hengest Investments, Inc.
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                                   FORM 8-K

ITEM 5.  OTHER EVENTS.

       On April 2, 2004, the Registrant's president, John R. Kennerley, executed an Amendment to the Registrant's Certificate of Incorporation pursuant to which the name of the Registrant will be changed from "Hengest Investments, Inc." to "Island Investments, Inc."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

             (c) Exhibits. The following documents are being filed herewith by the Registrant as exhibits to this Current Report on Form 8-K:

       3.1 Certificate of Amendment to the Certificate of Incorporation of Hengest Investments, Inc. dated April 2, 2004.



                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               HENGEST INVESTMENTS, INC.



Date:   April 13, 2004                         By: /s/ John R. Kennerley
                                                  ------------------------
                                                  Name: John R. Kennerley
                                                  Title: President

EXHIBIT NO.    EXHIBITS
3.1            Certificate of Amendment to the Certificate of
               Incorporation of Hengest Investments, Inc. dated April 2, 2004.

EXHIBIT 3.1

                           CERTIFICATE OF AMENDMENT
                                      TO
                         CERTIFICATE OF INCORPORATION
                                      OF

                           HENGEST INVESTMENTS, INC.
       (Pursuant to Section 242 of the Delaware General Corporation Law)

       It is hereby certified that:

       1. The name of the corporation (hereinafter called the "Corporation") is Hengest Investments, Inc.

       2. The certificate of incorporation of the Corporation is hereby amended by striking out Article First thereof and by substituting in lieu of said Article the following new Article:

       "FIRST:  The name of the Corporation is ISLAND INVESTMENTS, INC."

       3. The foregoing Amendment to the Certificate of Incorporation was duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

       IN WITNESS WHEREOF, the undersigned President, having been thereunto duly authorized, has executed the foregoing Certificate of Amendment for the Corporation the 2nd day of April, 2004.



                                        /s/ John R. Kennerley
                                        -------------------------------------
                                        John R. Kennerley, President